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                                                                   EXHIBIT 23(C)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Union Planters Corporation of our report dated March 11, 1994 relating to the financial statements of Earle Bankshares, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.





PRICE WATERHOUSE


Memphis, Tennessee
May 6, 1994